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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2001


                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)

              Delaware                   0-12640                13-3186040
    (State or other jurisdiction       (Commission            (IRS Employer
          of incorporation)            File Number)        Identification No.)

                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On March 1, 2001, pursuant to a Stock Purchase Agreement dated as of March 1, 2001 (the "Purchase Agreement"), by and among the Registrant, ACE Controls, Inc. ("ACE"), ACE Controls International, Inc ("ACE International") and the shareholders of ACE and ACE International, the Registrant acquired all of the issued and outstanding shares of the capital stock of ACE and ACE International (the "Shares"). The aggregate purchase price for the Shares was approximately $70.75 million, subject to a post-closing purchase price adjustment pursuant to the Purchase Agreement.

                  The consideration provided for in the Purchase Agreement was determined by the Registrant after a complete review of the business and negotiations between representatives of the Registrant and ACE and ACE International. The acquisition contemplated by the Purchase Agreement was financed from the Registrant's available revolving credit facility.

                  ACE and ACE International, headquartered in Farmington Hills, Michigan, design, manufacture and distribute a full line of linear deceleration technology products. The Registrant intends to continue and expand the current operations of the business acquired.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired.

                           Not required.

                  (b)      Pro Forma Financial Information.

                           Not required.

                  (c)      Exhibits.

                           A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 7, 2001                       KAYDON CORPORATION


                                    /s/ Kenneth W. Crawford
                                    --------------------------------------------
                                    By:  Kenneth W. Crawford
                                         Vice President and Corporate Controller
                                         (Principal Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit No.              Description

2.1 Stock Purchase Agreement, dated as of March 1, 2001, by and among the Registrant, ACE Controls, Inc., ACE Controls International, Inc. and the shareholders of ACE Controls, Inc. and ACE International, Inc. Such agreement does not contain the schedules which are described in such agreement. The Registrant will furnish a copy of the omitted schedules to the Commission upon request.

99                       Press Release, dated March 1, 2001.